UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


                                                          August 12, 2003
Date of Report (Date of earliest event reported) ...............................



                                DST Systems, Inc.
.................................................................................
             (Exact name of registrant as specified in its charter)



Delaware                          1-14036                         43-1581814
.................................................................................
(State or other                 (Commission                   (I.R.S. Employer
   jurisdiction                 File Number)                Identification No.)
  of incorporation)



333 West 11th Street, Kansas City, Missouri                              64105
.................................................................................
      (Address of principal executive offices)                       (Zip Code)



                                                             (816) 435-1000
Registrant's telephone number, including area code .............................


                                 Not Applicable
.................................................................................
         (Former name or former address, if changed since last report.)


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                                    FORM 8-K
                                DST SYSTEMS, INC.


Item 5     OTHER EVENTS

See attached to this Form 8-K a News Release dated August 12, 2003 concerning the announcement by DST Systems, Inc. of completion of its offering, pursuant to Rule 144A under the Securities Act of 1933, of Convertible Senior Debentures due 2023. Also see attached to this Form 8-K certain agreements entered into in connection with the offering.


ITEM 7  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

      Exhibit No.        Description of Document
      ----------         -----------------------
         4.1             Indenture dated August 12, 2003 by and between
                         DST Systems, Inc. and JPMorgan Chase Bank, as Trustee
         4.2             4.125% Series A Convertible Senior Debenture due
                         2023, in the principal amount of $500,000,000, dated August 12, 2003
         4.3             4.125% Series A Convertible Senior Debenture due
                         2023, in the principal amount of $40,000,000, dated August 12, 2003
         4.4             3.625% Series B Convertible Senior Debenture due
                         2023, in the principal amount of $300,000,000, dated August 12, 2003
         4.5             Registration Rights Agreement dated August 12, 2003
                         by and among Citigroup Global Markets Inc. and Banc of America Securities LLC, as Representatives of the Initial Purchasers named in the Purchase
                         Agreement (filed as Exhibit 10 hereto) and
                         DST Systems, Inc.
         10              Purchase Agreement dated August 6, 2003 by and
                         among Citigroup Global Markets Inc. and  Banc of
                         America Securities LLC, as Representatives of the
                         Initial Purchasers named therein, and DST Systems, Inc.
         99.1            News Release dated August 12, 2003

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DST Systems, Inc.


                                /s/ Randall D. Young
                                ----------------------------------------------
                                Randall D. Young
                                Vice President, General Counsel and Secretary

Date: August 13, 2003


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